UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2017
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)
(404) 300-1000

(Registrant's Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934.
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

ITEM 2.02. Results of Operations and Financial Condition
On August 9, 2017, Crawford & Company (the "Company") issued a press release containing information about the Company's financial results for the second quarter 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.01. Regulation FD Disclosure
The Company has made available on the Company's website at www.crawfordandcompany.com a presentation designed to enhance the information presented at its quarterly earnings conference call on Wednesday, August 9, 2017 at 4:30 p.m. Eastern Time. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.
Subsequent to March 31, 2017 the Company realigned operating segment manager responsibilities. As a result of the departure of the Company's then Chief Operating Officer in the second quarter of 2017, the realignment of operating segment manager responsibilities was adjusted from those originally expected. Responsibilities for certain class action operations within Canada (which have been managed and reported within the International segment) have been transferred to the Garden City Group segment and responsibilities for certain operations in the Caribbean (which have been managed and reported within the Europe and Rest of World service line of the International segment) have been transferred to the U.S. Services segment. Previously reported amounts have been reclassified to reflect these changes. These changes did not have any impact on previously reported consolidated financial results. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, included the revision of prior period results to conform to the current presentation of the Company's reportable segments. Attached hereto as Exhibit 99.3 and incorporated herein by this reference are the historical results of operations for each quarter of 2016 revised to conform to the current presentation of the Company's reportable segments.
ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 9, 2017

99.2	Slide Presentation

99.3	Schedule of Revised Reportable Segment Data
The information contained in this current report on Form 8-K and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation by reference language in such filing, unless expressly incorporated by specific reference to such filing. The information, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ W. BRUCE SWAIN
W. Bruce Swain
Executive Vice President - Chief Financial Officer

Dated: August 9, 2017

EXHIBIT INDEX

Number	Descriptions
99.1	Press Release dated August 9, 2017

99.2	Slide Presentation

99.3	Schedule of Revised Reportable Segment Data

5